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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 17, 1997
                Date of Report (Date of earliest event reported)


                           GREAT LAKES AVIATION, LTD.
             (Exact name of Registrant as Specified in its Charter)


            Iowa                      0-23224                   42-1135319
----------------------------   ---------------------       --------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer ID No.)
      of incorporation)

                                1965 330th Street
                            Spencer, Iowa  51301-9211
                   -------------------------------------------
                    (Address of principal executive offices)


                                   (712) 262-1000
                   --------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     Great Lakes Aviation, Ltd. (the "Company") is filing a press release issued by it on March 17, 1997, reporting, among other things, the Company's net loss for the quarter ended December 31, 1996.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following is an Exhibit to this Current Report:

     99   Press Release, dated March 17, 1997


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


March 18, 1997           GREAT LAKES AVIATION, LTD.



                         By: /s/ A.L. Maxson
                             ---------------------------------------------------
                              A.L. Maxson
                              Executive Vice President Finance and
                              Chief Financial Officer


                                        2
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                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibit

99        Press Release, dated March 17, 1997